UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2019

GLOBAL FIBER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

ECO TEK 360, INC.

(Former name or former address, if changed since last report)

000-52047	11-3746201
(Commission File Number)	(IRS Employer Identification No.)

50 Division Street Somerville, New Jersey	08876
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 390-0072

(formerly Eco Tek 360, Inc., formerly Global Fashion Technologies, Inc., formerly Premiere Opportunities Group, Inc.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On April 18, 2019, the Company and the majority shareholders of the Company, approved an amendment to the articles of incorporation to change the name of the Company to "Global Fiber Technologies, Inc." (the "Name Change"). The Amendment was filed with the Secretary of State of Nevada on April 18, 2019, and was effective on May 6, 2019.

Section 9 - Financial Statements and Exhibits

Exhibit Number	Description
5.1	Certificate of Amendment filed by Global Fiber Technologies, Inc. with the Secretary of the State of Nevada on April 18, 2019.

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SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GLOBAL FIBER TECHNOLOGIES, INC.

Date: May 7, 2019	By:	/s/ Christopher Giordano
Christopher Giordano
President and Co-Chairman

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